Putnam
Managed
Municipal
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The unfolding events that marked Putnam Managed Municipal Income Trust's journey through fiscal 2001 provided a full measure of challenges for Fund Manager Richard Wyke and the credit team that supports him. On the one hand, the fund was clearly among the beneficiaries of investors' quest for safety in the midst of volatile equity markets. On the other hand, falling tax revenues were putting pressure on state and local governments.

The task of closely monitoring the creditworthiness of fund holdings in the wake of the changing environment became even more difficult in the aftermath of September 11. It has been encouraging to note, however, that even after the tragedies, municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Rick discusses in detail the environment in which the team worked during the fiscal year and reviews the strategy they used within that framework, both before and after the attacks. As the fund begins a new fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

Throughout much of Putnam Managed Municipal Income Trust's fiscal year, which ended October 31, 2001, the Federal Reserve Board pursued an aggressive monetary policy, ultimately reducing short-term interest rates to levels not seen since 1962. The fixed-income markets applauded the Fed's campaign, and bond prices rose accordingly. However, in the weeks following September 11, this headway slowed a bit when it became clear that the tragedy would negatively affect certain sectors of the economy, most notably the transportation sector, where prices of airline-backed municipal bonds have dropped significantly. Fortunately, the fund's portfolio quality and industry diversity have proved a welcome counterweight to the new economic realities.

Total return for 12 months ended 10/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                7.60%              -6.21%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* STEEPENING YIELD CURVE BENEFITS  LEVERAGING STRATEGY

With falling corporate profits and, ultimately, depreciating stock prices taking their toll on investor confidence, the Fed embarked on an unprecedented campaign to invigorate the slowing U.S. economy early in 2001. From January through the end of your fund's fiscal year in October, the Fed reduced the federal funds rate and the discount rate nine times, with a tenth cut occurring in early November. Several of the moves came in half-percentage-point increments, which by historical standards are quite noteworthy and underscore the Fed's unwavering commitment to bolstering investor confidence and reassuring financial markets.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals               27.0%

Transportation          22.7%

Utilities               12.5%

Housing                  5.3%

Oil and gas              4.0%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

The municipal bond yield curve changed dramatically over the course of the fiscal year. The curve, which was relatively flat early on, became quite steep when short-term rates fell more significantly than long-term rates. Meanwhile, long-term rates have remained high because of the increasing uncertainty about the economy and concerns that Fed-induced liquidity and higher government spending could lead to a resurgence of inflation.

The historic drop in short-term interest rates proved beneficial for your fund's leveraging strategy. In effect, the fund has been borrowing money at short-term rates approaching 2.0% through the issuance of preferred shares and investing the monies in longer-term bonds yielding 5.5% to 6.0%. The difference between the longer-term bond yields and the dividends the fund pays out to the preferred shareholders is used to enhance the dividends paid to common shareholders, who are benefiting from this advantageous yield spread.

Following a significant reduction in the fund's dividend in December 2000, the market price fell from a premium to a discount. Although at the end of fiscal 2001 the shares were still trading at a discount, the market price was well within its trading range over the past several months.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 42.8%

AA/Aa -- 2.2%

A -- 11.5%

BBB/Baa -- 19.2%

BB/Ba -- 16.4%

B -- 4.0%

Other -- 3.9%

Footnote reads:
*As a percentage of market value as of 10/31/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* STRICT CREDIT DISCIPLINE KEY TO PERFORMANCE IN ALL MARKETS

Your fund's strong performance before September 11 and to some degree in the weeks following until October 31, is the result in great part of our decision to overweight investments in lower-rated municipal bonds, those with ratings of BBB/Baa and lower. This emphasis on higher-yielding bonds was most beneficial when credit spreads (the difference in yields between bonds of varying credit qualities) were wide. Many of these holdings are in the health-care, transportation, and utilities sectors.

"We believe that laying the seeds for a recovery is just as important as cautiously positioning the portfolio for today's uncertainty."

-- Richard P. Wyke, fund manager, Putnam Managed Municipal Income Trust

We have carefully diversified the fund's assets across these sectors, since we expect these industries to be able to weather a mild recession. We have reduced emphasis on the retail or real estate sectors, which are more dependent on strong economic growth.

After several years of underperformance, the hospital sector was poised for a turnaround and it now provides a good example of how patience can reward investors. Following the Balanced Budget Act of 1996, which mandated lower Medicare reimbursements, the industry endured massive restructurings and cost-cutting programs, moves that helped strengthen hospitals in the long run. Today, hospitals are benefiting from larger reimbursements from Congress just when they are becoming more profitable.

The fund's investment in Scottsdale Healthcare bonds is benefiting from this facility's dominant market share. The Arizona company provides a full range of acute care services in one of the country's fastest-growing regions, an area that boasts high wealth, a diverse employment base, and low unemployment. These bonds, which are rated A3 by Moody's and BBB+ by Standard & Poor's, will fund capital improvements and expansion. While this holding was viewed favorably at the end of the period, it is subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

The municipal bond market continued to rally in response to signs of slower economic growth following September 11, since inflation, which can erode bond returns, appeared benign. However, the risk of slower economic growth is prompting a reevaluation of the credit fundamentals across the entire fixed-income universe, primarily within the airline industry.

Declining passenger travel and large increases in operating costs from tougher new security measures have weakened the sector. Airline-backed bonds have long played a vital role in your fund's income strategy and, despite some trimming when credit spreads began to narrow this summer, they still hold a substantial representation in your portfolio. Credit spreads between higher and lower investment-grade bonds across the airline and transportation sector have widened in the aftermath of September 11 to reflect the greater risk.

We believe that, on the whole, the airline downgrades may be an overreaction. There may be some defaults and bankruptcies among the smaller carriers, but the larger ones should survive. The federal aid package for the industry was positive, and we believe that the larger companies should be able to meet their debt obligations for the foreseeable future.

* FALLING TAX REVENUES PRESSURE STATE BUDGETS

Many states and municipalities are facing lower tax receipts and the increasing likelihood of budget deficits. California continues to represents the most critical situation today. In October, Moody's placed California's general obligation bond rating on a negative credit watch. This action typically presages a credit rating downgrade. This rating agency is concerned that the state's financial viability was jeopardized by the September 11 attacks, a development that threatens the timely issuance of power revenue bonds the state had planned to float. The fund did not hold any of California's general obligation bonds on October 31, since we had sold its position well in advance of the utility crisis early in the fiscal year.

Also in the aftermath of September 11, New York City is facing new economic pressures, but it is highly unlikely that debt service payments will be interrupted. As of October 31, the major rating agencies had affirmed their investment grade ratings of New York City general obligation bonds. We believe New York City will have adequate federal, state, and local resources to deal with the short-term economic and financial consequences of the terrorist attack. Longer term, we anticipate newly elected Mayor Michael Bloomberg and his administration, in cooperation with the city council, the New York congressional delegation, and the federal and state governments, will meet the challenges of rebuilding.

* MANAGEMENT SEEKS TO BALANCE CAUTION WITH OPPORTUNITY

As the fund's fiscal year ended, investors were favoring the highest-quality bonds and demonstrating enormous fear of risk. We believe such fear is overblown, though certainly understandable. While we remain quite cautious for the near term, we are also mindful that market conditions should eventually improve. Laying the groundwork for such a recovery is just as important as recognizing the turning point. Rest assured that we are maintaining a watchful eye, scouring the investment-grade universe of municipal bonds for the most strategic balance of income, total return, and protection against downside risk for both today and the future.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                               Lehman
                                    Market    Municipal    Consumer
                          NAV       price    Bond Index   price index
-------------------------------------------------------------------------------
1 year                    7.60%     -6.21%     10.52%        2.13%
-------------------------------------------------------------------------------
5 years                  24.51      12.11      38.06        12.19
Annual average            4.48       2.31       6.66         2.33
-------------------------------------------------------------------------------
10 years                 92.82      80.95      98.27        29.26
Annual average            6.79       6.11       7.08         2.60
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average            7.26       6.60       7.69         3.03
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                             12
-------------------------------------------------------------------------------
Income                                           $0.586
-------------------------------------------------------------------------------
Capital gains 1                                    --
-------------------------------------------------------------------------------
  Total                                          $0.586
-------------------------------------------------------------------------------
                                Series A        Series B        Series C
Preferred shares              (550 shares)    (550 shares)    (650 shares)
-------------------------------------------------------------------------------
Income                         $3,488.11       $3,429.49       $3,324.45
-------------------------------------------------------------------------------
Capital gains 1                    --              --              --
-------------------------------------------------------------------------------
  Total                        $3,488.11       $3,429.49       $3,324.45
-------------------------------------------------------------------------------
Share value: (common shares)      NAV         Market price
-------------------------------------------------------------------------------
10/31/00                         $8.44           $9.625
-------------------------------------------------------------------------------
10/31/01                          8.49            8.440
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                            6.71%            6.75%
-------------------------------------------------------------------------------
Taxable
equivalent 3                     11.02            11.08
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.1% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                                                 NAV   Market price
-------------------------------------------------------------------------------
1 year                                          7.37%     -0.22%
-------------------------------------------------------------------------------
5 years                                        24.62      14.30
Annual average                                  4.50       2.71
-------------------------------------------------------------------------------
10 years                                       91.92      87.13
Annual average                                  6.74       6.47
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average                                  7.21       6.65
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund's portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
November 29, 2001



THE FUND'S PORTFOLIO
October 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.8%)
-------------------------------------------------------------------------------------------------------------------
$           500,000 Baldwin Cnty., Eastern Shore Healthcare
                    Auth. Rev. Bonds (Thomas Hosp.),
                    6 3/4s, 4/1/21                                                        Baa3        $     512,500
         10,000,000 Jefferson Cnty., Swr. Rev. Bonds
                    (Cap. Impt.), Ser. A, FGIC, 5s, 2/1/41                                Aaa             9,800,000
                                                                                                      -------------
                                                                                                         10,312,500

Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds
                    (Sohio Pipeline), 7 1/8s, 12/1/25                                     AA+             2,064,100

Arizona (3.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Apache Cnty. Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tuscon Elec. Pwr. Co.),
                    Ser. B, 5 7/8s, 3/1/33                                                Ba3             4,825,000
          2,500,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       BB-/P           2,606,250
          4,000,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A,
                    7 1/8s, 10/1/32                                                       Ba3             4,170,000
          5,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev.
                    Bonds (America West Airlines),
                    6 1/4s, 6/1/19                                                        Caa2            3,450,000
          3,000,000 Phoenix, Indl. Dev. Auth. Rev. Bonds
                    (Mission Place Project A-1), GNMA
                    Coll., 7 1/2s, 7/20/35                                                AAA             3,453,750
          1,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Scottsdale Healthcare), 5.8s, 12/1/31                                A3              1,002,500
                                                                                                      -------------
                                                                                                         19,507,500

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 AR State Hosp. Dev. Fin. Auth. Rev.
                    Bonds (WA Regl. Med. Ctr.),
                    7 3/8s, 2/1/29                                                        Baa3            5,008,250
          6,000,000 Northwest AR Regl. Arpt. Auth. Rev.
                    Bonds, 7 5/8s, 2/1/27                                                 BB/P            6,165,000
                                                                                                      -------------
                                                                                                         11,173,250

California (6.3%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 CA Hlth. Fac. Auth. IFB (Catholic
                    Healthcare West), AMBAC,
                    8.356s, 7/1/17                                                        Aaa             7,280,000
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), MBIA, 10.692s,
                    4/1/30                                                                BBB             2,906,250
                    Corona, COP
          2,775,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (In default) (NON)                                             D/P             1,026,750
          5,000,000 (Hosp. Syst. Inc.), Ser. C, 8 3/8s,
                    7/1/11 (In default) (NON)                                             D/P             1,850,000
          2,000,000 Gilroy, Project Rev. Bonds (Bonfante
                    Gardens Park), 8s, 11/1/25                                            B/P             2,007,500
          3,500,000 San Bernardino Cnty., IF COP
                    (PA-100-Med. Ctr. Fin.), MBIA,
                    6 1/2s, 8/1/28 (acquired 6/27/95,
                    $3,777,340) (RES)                                                     AAA/P           4,641,875
          3,000,000 San Luis Obispo, COP (Vista Hosp.
                    Sys., Inc.), 8 3/8s, 7/1/29 (In default) (NON)                        D/P             1,110,000
          8,750,000 Santa Clara Cnty., Fin. Auth. Lease
                    Rev. Bonds (VMC Fac. Replacement
                    Project), Ser. A, AMBAC, 6 3/4s,
                    11/15/20                                                              Aaa            10,084,375
          6,150,000 Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Refunding & Impt. Project), Ser. A,
                    6 1/2s, 5/15/25                                                       BB              5,527,313
                                                                                                      -------------
                                                                                                         36,434,063

Colorado (4.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CO Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8.3s, 12/1/17                                  BB/P            5,000,000
                    CO Pub. Hwy. Auth. Rev. Bonds
                    (E-470 Pub. Hwy.), Ser. B
         15,500,000 zero %, 9/1/35                                                        Baa3            1,298,125
         16,500,000 zero %, 9/1/34                                                        Baa3            1,505,625
                    Denver, City & Cnty. Arpt. Rev. Bonds
          2,940,000 Ser. A, 8 3/4s, 11/15/23                                              A               3,004,063
          1,060,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa             1,083,108
          1,775,000 Ser. A, 7 3/4s, 11/15/21                                              A               1,813,216
            465,000 Ser. A, 7 3/4s, 11/15/21, Prerefunded                                 Aaa               475,016
          1,050,000 Ser. D, 7 3/4s, 11/15/13                                              A               1,307,250
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,596,875
          1,400,000 Northwest Parkway Pub. Hwy. Auth.
                    Rev. Bonds, Ser. D, 7 1/8s, 6/15/41                                   Ba1             1,433,250
          3,225,000 Randolph Cnty., Bldg. Comm. Hosp. Rev.
                    Bonds (Davis Memorial Hosp.), Ser. A,
                    7.65s, 11/1/21                                                        AAA/P           3,287,372
                                                                                                      -------------
                                                                                                         22,803,900

Connecticut (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds (Norwalk Health Care, Inc.),
                    Ser. A, 7.975s, 7/1/22                                                AAA/P           4,290,560
          2,500,000 CT State VRDN, Ser. A, 2.15s, 2/15/21                                 A-1+            2,500,000
                                                                                                      -------------
                                                                                                          6,790,560

District of Columbia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC Tobacco Settlement Fin. Corp. Rev.
                    Bonds, 6 1/2s, 5/15/33                                                A1              4,485,000

Florida (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,210,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa2            3,382,538
          5,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P            5,456,250
          9,150,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.867s,
                    3/26/20                                                               Aaa             9,636,506
          1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
                    Bonds (Mount Sinai Med. Ctr.), Ser. A,
                    6.7s, 11/15/19                                                        Baa3            1,405,088
            560,000 Pinellas Cnty., Hlth. Fac. Auth. Syst. Rev.
                    Bonds (Sun Coast Health Syst.), Ser. A,
                    8 1/2s, 3/1/20                                                        BB+               563,360
          2,000,000 St. Johns Cnty., FL Healthcare Indl. Dev.
                    Auth. Rev. Bonds (Glenmoor St. Johns
                    Project), Ser. A, 8s, 1/1/30                                          B+/P            2,055,000
                                                                                                      -------------
                                                                                                         22,498,742

Georgia (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 Fulton Cnty. Dev. Auth. Fac. Rev. Bonds
                    (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                BB+             1,255,625
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
          1,800,000 8.719s, 8/1/10                                                        Aaa             1,983,420
            700,000 8.719s, 8/1/10, Prerefunded                                           Aaa               760,473
                    Savannah, Hosp. Auth. Rev. Bonds
                    (Chandler Hosp.)
          1,900,000 7s, 1/1/23                                                            AAA/P           2,040,125
          3,180,000 7s, 1/1/11                                                            AAA/P           3,414,525
                                                                                                      -------------
                                                                                                          9,454,168

Hawaii (0.1%)
-------------------------------------------------------------------------------------------------------------------
            965,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              BB-               834,725

Illinois (3.2%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, G.O. Bonds
          3,500,000 FGIC, 5 1/2s, 1/1/40                                                  Aaa             3,596,250
          2,500,000 Ser. A, MBIA, 5s, 1/1/31                                              AAA             2,437,500
          2,500,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A,
                    5 1/8s, 1/1/35                                                        Aaa             2,431,250
          2,500,000 Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Airlines), Ser. C, 6.3s, 5/1/16                               B2              1,800,000
          3,000,000 Chicago, O'Hare Intl. Arpt. Special Fac.
                    Rev. Bonds (American Airlines, Inc.),
                    8.2s, 12/1/24                                                         Ba2             3,030,000
          3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt
                    Obligation), 5.65s, 11/15/24                                          A-              3,221,563
          2,500,000 IL Dev. Fin. Auth. Retirement Hsg. Rev.
                    Bonds (Regency Park-Lincolnwood),
                    Ser. A, 10 1/4s, 4/15/19 (In default) (NON)                           D/P             2,125,000
                                                                                                      -------------
                                                                                                         18,641,563

Indiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN State Dev. Fin. Auth. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            2,368,750
          9,300,000 Indianapolis, Indl. Arpt. Auth. Special
                    Fac. Rev. Bonds (Federal Express
                    Corp.), 7.1s, 1/15/17                                                 Baa2            9,799,875
                                                                                                      -------------
                                                                                                         12,168,625

Iowa (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Heallthcare Fac. Rev.
                    Bonds (Care Initiatives)
          3,000,000 9 1/4s, 7/1/25                                                        BBB-/P          3,723,750
          1,915,000 9.15s, 7/1/09                                                         BBB-/P          2,276,456
                                                                                                      -------------
                                                                                                          6,000,206

Kansas (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 KS Dev. Fin. Auth. Lease VRDN (Shalom
                    Oblig. GRP-BB), 2s, 11/15/28                                          A-1+            2,400,000
          8,400,000 Wichita, Hosp. IFB, Ser. 111-A, MBIA,
                    10.618s, 10/20/17                                                     Aaa             9,169,776
                                                                                                      -------------
                                                                                                         11,569,776

Kentucky (2.0%)
-------------------------------------------------------------------------------------------------------------------
          7,785,000 Kenton Cnty., Special Fac. Rev.
                    Bonds (Delta Airlines, Inc.), Ser. A,
                    7 1/2s, 2/1/20                                                        BB+             7,658,494
          1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds (Hoover
                    Group, Inc.), 8 1/2s, 11/1/14                                         Ba3             1,071,250
          2,740,000 Trimble Cnty., Poll. Control Rev. Bonds,
                    Ser. B, 6.55s, 11/1/20                                                A1              2,829,105
                                                                                                      -------------
                                                                                                         11,558,849

Louisiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            2,052,500
         12,500,000 Lake Charles, Harbor & Term Dist. Port
                    Fac. Rev. Bonds (Trunkline Co.),
                    7 3/4s, 8/15/22                                                       A3             13,236,993
          2,750,000 W. Feliciana Parish, Poll. Control Rev.
                    Bonds (Gulf States Util. Co.), Ser. C,
                    7s, 11/1/15                                                           Ba1             2,858,405
                                                                                                      -------------
                                                                                                         18,147,898

Massachusetts (6.7%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 MA Port Auth. Rev. Bonds (Delta Airlines,
                    Inc.), Ser. A, AMBAC, 5s, 1/1/21                                      Aaa             7,870,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,400,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           3,876,000
          1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14                                   Ba2             1,464,956
          3,400,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             3,612,364
          2,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            2,625,000
          1,875,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,966,406
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          7,645,000 7s, 7/1/40 (acquired 6/3/98,
                    cost $7,739,951) (RES)                                                AAA             7,941,244
          2,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             2,035,000
          4,800,000 MA State Indl. Fin. Agcy. Resource Recvy.
                    Rev. Bonds (Southeastern MA), Ser. B,
                    9 1/4s, 7/1/15                                                        BB-/P           4,973,184
          2,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
                    (Orchard Cove, Inc.), U. S. Govt. Coll.,
                    9s, 5/1/22                                                            AAA/P           2,126,360
                                                                                                      -------------
                                                                                                         38,490,514

Michigan (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,145,000 Detroit, Local Dev. Fin. Auth. Tax
                    Increment G.O. Bonds, Ser. A,
                    9 1/2s, 5/1/21                                                        BBB+/P          4,616,494
          2,000,000 MI State Strategic Fund Res. Recvy. Ltd.
                    Oblig. Rev. Bonds (Cental Wayne
                    Energy), Ser. A, 6.9s, 7/1/19                                         CCC/P           1,300,000
          2,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
                    (NOMC Obligation Group), Ser. B,
                    6s, 8/1/18                                                            Baa3            2,335,500
          6,785,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,766,463
          2,000,000 Wayne Charter Cnty., Special Arpt. Fac.
                    Rev. Bonds (Northwest Airlines, Inc.),
                    6s, 12/1/29                                                           B+/P            1,382,500
                                                                                                      -------------
                                                                                                         14,400,957

Minnesota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,815,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB/P            1,934,064
          4,555,000 MN State Hsg. Fin. Agcy. Single-Fam. Rev.
                    Bonds, Ser. E, 6.85s, 1/1/24                                          Aa2             4,681,538
          5,515,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev.
                    Bonds (Healtheast), Ser. B, 6 5/8s,
                    11/1/17                                                               BB+             4,673,963
                                                                                                      -------------
                                                                                                         11,289,565

Mississippi (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 MS Bus. Fin. Corp. Poll. Control Rev.
                    Bonds (Syst. Energy Resources, Inc.),
                    5.9s, 5/1/22                                                          BBB-            2,224,688

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MO State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds (St. Anthony's Med. Ctr.),
                    6 1/4s, 12/1/30                                                       A               2,137,500

Nebraska (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Gage Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 12/1/07                                 Ba3             2,162,500
          2,500,000 Kearney, Indl. Dev. Rev. Bonds (Great
                    Platte River Road), 6 3/4s, 1/1/28                                    D/P               300,000
                    NE Investment Fin. Auth. Single-Fam.
                    Mtge. IFB
          1,200,000 Ser. B, GNMA Coll., 11.89s, 9/15/23                                   Aaa             1,248,000
          1,200,000 GNMA Coll., 10.682s, 9/15/24                                          Aaa             1,377,744
          2,150,000 Ser. C, 9.54s, 3/1/20                                                 Aaa             2,472,500
                                                                                                      -------------
                                                                                                          7,560,744

Nevada (2.7%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          6,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            6,244,860
          5,000,000 Ser. C, AMBAC, 5.95s, 12/1/38                                         Aaa             5,337,500
          4,000,000 Las Vegas, Monorail Rev. Bonds
                    (2nd Tier), AMBAC, 7 3/8s, 1/1/40                                     BB-/P           4,075,000
                                                                                                      -------------
                                                                                                         15,657,360

New Hampshire (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Alice Peck Day Hlth. Syst.), Ser. A,
                    7s, 10/1/29                                                           BB+/P           2,462,400

New Jersey (1.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 NJ Econ. Dev. Auth. Special Fac. Rev.
                    Bonds (Continental Airlines, Inc.),
                    6 1/4s, 9/15/29                                                       BB-             3,725,000
          3,000,000 NJ Healthcare Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s,
                    7/1/30                                                                Baa3            3,206,250
                                                                                                      -------------
                                                                                                          6,931,250

New York (7.7%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 NY City, G.O. Bonds, Ser. F, 8 1/4s,
                    11/15/10                                                              Aaa             7,117,040
          9,750,000 NY City, Indl. Dev. Agcy. Special Fac. Rev.
                    Bonds (British Airways), 5 1/4s, 12/1/32                              Baa3            7,458,750
                    NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                    Rev. Bonds
          5,000,000 7.05s, 6/15/17 (acquired 5/21/98,
                    cost $5,296,700) (RES)                                                AAA             5,437,500
          7,400,000 Ser. G, FSA, 5s, 6/15/34                                              Aaa             7,298,250
          3,500,000 NY State Energy Res. & Dev. Auth. VRDN
                    (Niagara Mohawk Pwr. Corp.), Ser. A,
                    2.15s, 7/1/15                                                         A-1+            3,500,000
          2,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Solvay Paperboard, LLC),
                    7s, 11/1/30                                                           BB-/P           2,107,500
          5,000,000 Port Auth. NY & NJ 144A Rev. Bonds,
                    Ser. N18, 8 3/4s, 12/1/17 (acquired
                    7/19/00, cost $5,234,450) (RES)                                       Aaa             5,937,500
          5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser. 96,
                    FGIC, 6.6s, 10/1/23                                                   Aaa             5,375,000
                                                                                                      -------------
                                                                                                         44,231,540

North Carolina (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Charlotte, Special Facilities Rev. Bonds
                    (Douglas Intl. Arpt.-US Airways),
                    7 3/4s, 2/1/28                                                        B-/P              688,000
                    NC Eastern Muni. Pwr. Agcy. Syst.
                    Rev. Bonds
          1,500,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,629,375
          3,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             3,033,750
                                                                                                      -------------
                                                                                                          5,351,125

Ohio (4.2%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth.
                    Rev. Bonds
         20,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa            21,224,000
          3,000,000 (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa2            3,045,000
                                                                                                      -------------
                                                                                                         24,269,000

Oklahoma (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,900,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  B2              3,534,125
          7,000,000 OK State Ind. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A,
                    5 3/4s, 8/15/29                                                       Aaa             7,411,250
                                                                                                      -------------
                                                                                                         10,945,375

Pennsylvania (7.1%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Allegheny Cnty., Indl. Dev. Auth. Arpt.
                    Special Fac. Rev. Bonds (US Airways),
                    Ser. B, 8 1/2s, 3/1/21                                                CCC+            2,275,000
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,399,063
          3,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           2,773,750
          7,250,000 PA Convention Ctr. Auth. Rev. Bonds,
                    MBIA, 6.7s, 9/1/14                                                    Aaa             8,101,875
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          7,750,000 (MacMillan, Ltd. Partnership),
                    7.6s, 12/1/20                                                         A3              9,212,813
          1,000,000 (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3              1,040,000
          1,000,000 PA State Econ. Dev. Fin. Auth. Resource
                    Recvy. Rev. Bonds (Colver Project),
                    Ser. D, 7 1/8s, 12/1/15                                               BBB-            1,056,250
                    PA State Higher Ed. Assistance Agcy.
                    IFB, Ser. B
          2,000,000 AMBAC, 10.003s, 3/1/22                                                Aaa             2,222,500
          6,000,000 MBIA, 12.562s, 3/1/20                                                 Aaa             7,672,500
          4,000,000 Philadelphia, Auth. For Indl. Dev. Special
                    Fac. Rev. Bonds (US Airways Project),
                    8 1/8s, 5/1/30                                                        B-/P            1,800,000
          2,000,000 Philadelphia, Auth. Indl. Dev. Arpt. Rev.
                    Bonds (Aero Philadelphia, LLC),
                    5 1/2s, 1/1/24                                                        BB/P            1,562,500
          3,354,521 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds (Graduate Hlth. Syst.),
                    7 1/4s, 7/1/10 (In default) (NON)                                     D                 549,303
                                                                                                      -------------
                                                                                                         40,665,554

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
                    Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa2            1,105,000
                    SC Tobacco Settlement Rev. Mgt. Rev.
                    Bonds, Ser. B
          1,300,000 6 3/8s, 5/15/30                                                       A1              1,438,125
          3,000,000 6 3/8s, 5/15/28                                                       A1              3,213,750
          4,750,000 SC Toll Road Rev. Bonds (Southern
                    Connector Project), Ser. A, 5 3/8s,
                    1/1/38                                                                BBB-            3,770,313
                                                                                                      -------------
                                                                                                          9,527,188

Tennessee (2.5%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Johnson City, Hlth. & Edl. Facs. Hosp.
                    Board 144A Rev. Bonds, Ser. A2, MBIA,
                    8.2s, 7/1/21 (acquired 2/8/00,
                    cost $5,651,400) (RES)                                                Aaa             7,050,000
          4,700,000 Johnson City, Hlth. & Edl. Facs. Hosp.
                    Board Rev. Bonds (Mountain States
                    Hlth.), Ser. A, 7 1/2s, 7/1/33                                        Baa2            5,152,375
          2,000,000 Memphis-Shelby Cnty., Arpt. Auth. Rev.
                    Bonds (Federal Express), 6 3/4s, 9/1/12                               Baa2            2,062,780
                                                                                                      -------------
                                                                                                         14,265,155

Texas (11.4%)
-------------------------------------------------------------------------------------------------------------------
         10,100,000 Alliance, Arpt. Auth. Rev. Bonds (Federal
                    Express Corp.), 6 3/8s, 4/1/21                                        Baa2           10,276,750
          3,000,000 Alliance, Arpt. Auth. Special Fac. Rev.
                    Bonds (American Airlines, Inc.), 7 1/2s,
                    12/1/29                                                               Ba2             2,906,250
          3,850,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB
                    (High Plains Baptist Hosp.), FSA,
                    10.781s, 1/1/22                                                       Aaa             4,058,054
          9,500,000 Austin Elec. Util. Syst. Rev. Bonds, FSA,
                    5s, 1/15/30                                                           Aaa             9,286,250
          4,655,000 Carrollton, Farmers Branch Indpt. School
                    Dist. G.O. Bonds, PSFG, 5s, 2/15/17                                   Aaa             4,724,825
          3,500,000 Dallas, Special Tax Rev. Bonds, AMBAC,
                    5s, 8/15/25                                                           Aaa             3,465,000
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt.
                    Corp. Rev. Bonds (American
                    Airlines, Inc.)
          3,000,000 7 1/4s, 11/1/30                                                       Ba2             2,820,000
          8,000,000 6 3/8s, 5/1/35                                                        Ba2             6,610,000
          3,000,000 Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
                    Rev. Bonds (Memorial Hermann
                    Healthcare), Ser. A, 6 3/8s, 6/1/29                                   A3              3,202,500
         10,000,000 Harris Cnty., Houston Sports Auth. Rev.
                    Bonds, Ser. B, MBIA, 5 1/4s, 6/1/29                                   Aaa            10,100,000
          4,000,000 Houston, Arpt. Syst. Rev. Bonds, Ser. C,
                    FGIC, 5s, 7/1/28                                                      Aaa             3,895,000
          2,000,000 Lower Neches Valley, Indl. Dev. Swr. Auth.
                    Rev. Bonds (Mobil Oil Refining Corp.),
                    6.4s, 3/1/30                                                          Aaa             2,140,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball
                    Regl. Hosp.), 6s, 7/1/29                                              Baa2            1,950,000
                                                                                                      -------------
                                                                                                         65,434,629

Utah (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Tooele Cnty., Harbor & Term Dist. Port
                    Fac. Rev Bonds (Union Pacific), Ser. A,
                    5.7s, 11/1/26                                                         Baa3            4,850,000

Virginia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Pocahontas Parkway Assn. Toll Rd. Rd.
                    Rev. Bonds, Ser. A, 5 1/2s, 8/15/28                                   Baa3            3,921,500

Washington (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             5,431,250
          3,200,000 Port of Seattle, Special Facs. Rev. Bonds
                    (Northwest Airlines Project),
                    7 1/4s, 4/1/30                                                        B+/P            2,616,000
                                                                                                      -------------
                                                                                                          8,047,250

West Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty.
                    Hosp. Assn., Inc.), 6.1s, 5/1/29                                      BB+             2,028,125
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $568,880,234)                                                               $ 559,136,844

PREFERRED STOCKS (1.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac Equity Issue Trust 144A Ser. A,
                    6.625% cum. pfd.                                                                  $   4,160,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC
                    144A Ser. A, 6.875% cum. pfd.                                                         4,200,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $8,000,000)                                          $   8,360,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $576,880,234) (b)                                         $ 567,496,844
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $575,344,811.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $576,768,706, resulting in gross unrealized appreciation and depreciation of $26,969,073 and $36,240,935, respectively, or net unrealized depreciation of $9,271,862.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001 was $31,008,119 or 5.4% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at October 31, 2001.

      The fund had the following industry group concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

                  Health care/hospitals       27.0%
                  Transportation              22.7
                  Utilities                   12.5


      The fund had the following insurance concentration greater than 10% at October 31, 2001 (as a percentage of net assets):

                  MBIA                        11.2%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $576,880,234) (Note 1)                                        $567,496,844
-------------------------------------------------------------------------------------------
Cash                                                                                596,468
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,733,631
-------------------------------------------------------------------------------------------
Total assets                                                                    579,826,943

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,239,802
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    983,200
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,029,529
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           86,234
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       37,458
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            761
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              105,148
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,482,132
-------------------------------------------------------------------------------------------
Net assets                                                                     $575,344,811

Represented by
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without
par value: 8,000 shares authorized (1,750 shares issued
at $100,000 per share) (Note 4)                                                $175,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares
(unlimited shares authorized) (Note 1)                                          436,493,396
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,643,434)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (24,121,761)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,383,390)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $575,344,811

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                 $175,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       89,361
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $175,089,361
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $400,255,450
-------------------------------------------------------------------------------------------
Net asset value per common share
($400,255,450 divided by 47,155,237 shares)                                           $8.49
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Tax exempt interest income:                                                     $38,839,407
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,945,425
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      375,007
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   14,389
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,484
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              369,678
-------------------------------------------------------------------------------------------
Other                                                                               193,842
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,906,825
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (140,343)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,766,482
-------------------------------------------------------------------------------------------
Net investment income                                                            34,072,925
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,702,969)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     373,759
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 3,089,127
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,759,917
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $35,832,842
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 34,072,925     $ 35,114,174
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,329,210)      (1,520,481)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               3,089,127       (6,220,681)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   35,832,842       27,373,012
Distributions to remarketed preferred shareholders
from net investment income (Note 1):                                   (5,965,571)      (7,334,261)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $89,361
and $234,916, respectively)                                            29,867,271       20,038,751
--------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income (Note 1):                                       (27,591,692)     (35,676,173)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                           1,622,545        3,501,328
--------------------------------------------------------------------------------------------------
Total increase (decrease) in  net assets                                3,898,124      (12,136,094)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     571,446,687      583,582,781
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $2,643,434 and
$3,159,096, respectively)                                            $575,344,811     $571,446,687
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         46,970,072       46,577,958
--------------------------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                                             185,165          392,114
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               47,155,237       46,970,072
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                   1,750            1,750
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.44        $8.77        $9.82        $9.92        $9.85
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .72          .75          .80          .79          .84
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04         (.16)        (.96)         .01          .13
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .76          .59         (.16)         .80          .97
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------
From net
investment income
-------------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.12)        (.16)        (.13)        (.14)        (.14)
-------------------------------------------------------------------------------------------------------------------
To common shareholders                  (.59)        (.76)        (.76)        (.76)        (.76)
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.71)        (.92)        (.89)        (.90)        (.90)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                        $8.49        $8.44        $8.77        $9.82        $9.92
-------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                        $8.44        $9.63        $9.81       $11.44       $11.75
-------------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares)(%)(b)                  (6.21)        6.84        (7.72)        4.52        16.01
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $575,345     $571,447     $583,583     $628,904     $630,043
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.22         1.27         1.23         1.22         1.21
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            7.01         6.97         7.12         6.57         7.13
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.95        16.72        12.88        19.97         9.63
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

Discounts on zero coupon bonds and original-issue discount bonds, are accreted according to the yield-to-maturity basis. Any premium is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $22,799,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,887,000    October 31, 2002
       321,000    October 31, 2003
    11,188,000    October 31, 2005
     2,895,000    October 31, 2006
     3,629,000    October 31, 2007
     1,237,000    October 31, 2008
     1,642,000    October 31, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, respectively, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2001 was 1.90% for Series A, 1.90% for Series B and 1.95% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2001, the fund's expenses were reduced by $140,343 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $627 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $101,127,537 and $106,663,991, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year ended October 31, 2001 as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


RESULTS OF OCTOBER 11, 2001 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                               Common Shares            Preferred Shares
                             Votes       Votes          Votes        Votes
                              for       withheld         for        withheld

Jameson Adkins Baxter     41,350,591    678,919         1,614          --
Charles B. Curtis         41,305,998    723,512         1,614          --
John A. Hill                      --         --         1,614          --
Ronald J. Jackson         41,347,030    682,480         1,614          --
Paul L. Joskow            41,348,135    681,375         1,614          --
Elizabeth T. Kennan       41,319,747    709,763         1,614          --
Lawrence J. Lasser        41,332,655    696,855         1,614          --
John H. Mullin III        41,339,878    689,632         1,614          --
Robert E. Patterson               --    --              1,614          --
George Putnam, III        41,287,966    741,544         1,614          --
A.J.C. Smith              41,322,268    707,242         1,614          --
W. Thomas Stephens        41,335,935    693,575         1,614          --
W. Nicholas Thorndike     41,314,375    715,135         1,614          --

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


76260  052  12/01